P10 Expands Credit Agreement to $500 Million

Upsized facilities offer financial flexibility and diversify lending syndicate

JPMorgan Chase Bank, N.A., KeyBanc Capital Markets Inc., and Texas Capital Bank served as Joint Lead Arrangers and Joint Bookrunners

DALLAS, August 5, 2024 (GLOBE NEWSWIRE) - P10, Inc. (NYSE: PX) (the “Company”), a leading private markets solutions provider, today announced an amended and restated credit agreement that expands the existing total credit capacity to $500 million from new and existing lenders.

“Our upsized credit facilities strengthen P10’s balance sheet, while offering ample financial flexibility as we execute our organic and inorganic growth roadmap,” said Amanda Coussens, Executive Vice President, Chief Financial Officer and Chief Compliance Officer. “This successful refinancing which was led by JPMorgan Chase Bank, N.A., KeyBanc Capital Markets, Inc., and Texas Capital Bank, extends maturities for an additional four years to August 2028. I want to thank our lending partners, many of whom we have worked with for years, for their belief in P10’s vision for accelerated growth.”

JPMorgan Chase Bank, N.A., KeyBanc Capital Markets, Inc., and Texas Capital Bank served as Joint Lead Arrangers and Joint Bookrunners. The bank syndicate represents a diversified group of 14 lenders.

The Company will use the loan proceeds to pay off the outstanding borrowings under its existing credit facility and execute previously stated organic and inorganic growth initiatives.

The new agreement provides for a senior secured revolving credit facility in the amount of $175 million and a senior secured term loan facility of $325 million. The new agreement also provides for an ability to increase the amount of the credit facilities by up to $125 million, subject to certain conditions.

About P10

P10 is a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. As of March 31, 2024, P10 has a global investor base of more than 3,600 investors across 50 states, 60 countries, and six continents, which includes some of the world’s largest pension funds, endowments, foundations, corporate pensions, and financial institutions. Visit www.p10alts.com.

Forward-Looking Statements

Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates, or expectations contemplated will be achieved. Forward-looking statements reflect management’s current plans, estimates, and expectations, and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different; global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; our ability to make acquisitions and successfully integrate the businesses we acquire; assumptions relating to our operations, financial results, financial condition, business prospects and growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 13, 2024, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

P10 Investor Contact:
info@p10alts.com

P10 Media Contact:
Taylor Donahue
tdonahue@prosek.com